Employee benefit plans - Net Periodic Benefit Cost of Defined Benefit Plans (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2014	Mar. 31, 2013	Mar. 31, 2012
Employee benefit plans
Service cost	¥ 8,438	¥ 9,322	¥ 9,016
Interest cost	3,441	4,302	4,649
Expected return on plan assets	(4,971)	(4,072)	(3,262)
Amortization of net actuarial losses	2,767	3,630	3,687
Amortization of prior service cost	(1,149)	(1,545)	(1,479)
Net periodic benefit cost	¥ 8,526	¥ 11,637	¥ 12,611